UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022 (February 22, 2022)

BigBear.ai Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6811 Benjamin Franklin Drive, Suite 200

Columbia, MD 21046

(Address of principal executive offices, including Zip Code)

(410) 312-0085

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

On February 22, 2022, BigBear.ai Holdings, Inc. (the “Company”) entered into an agreement to terminate that certain Forward Share Purchase Agreement (the “Forward Purchase Agreement”), dated October 13, 2021, by and among GigCapital4, Inc., Glazer Capital, LLC and Meteora Capital, LLC (Glazer Capital, LLC and Meteora Capital, LLC, together, the “Investor Parties”) effective the date thereof (the “Termination Agreement”). Pursuant to the Termination Agreement, the parties agreed that the Company shall purchase from the Investor Parties the number of Purchased Shares (as defined in the Termination Agreement) set forth in Exhibit A of the Forward Purchase Agreement at a price equal to $10.125 and concurrently with such purchase to terminate the Forward Purchase Agreement. As a result of the termination, the Forward Purchase Agreement is of no further force and effect.

The foregoing descriptions of the Forward Purchase Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by (i) the terms and conditions of the Forward Purchase Agreement, which was previously filed as Exhibit 10.2 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission by the Company (f/k/a GigCapital4, Inc.) on October 15, 2021, and (ii) the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Termination of the Forward Share Purchase Agreement, dated February 22, 2022, by and among BigBear.ai Holdings, Inc., Glazer Capital, LLC and Meteora Capital, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2022

By:	/s/ Dr. Reginald Brothers
Name:	Dr. Reginald Brothers
Title:	Chief Executive Officer